Exhibit 10.8

MARSHALL HOLDINGS INTERNATIONAL, INC.
REPORTING FINANCIAL INTEGRITY CONCERNS

If you have concerns about accounting, internal accounting controls, SEC, or auditing matters relating to our company, you may contact the company’s audit committee of our board of directors directly.  Enquiries or communications should be made in writing and mailed to:

Chairman of the Audit Committee
Marshall Holdings International, Inc.
_________________________
_________________________

You may also raise your concerns by sending an email to our Audit Committee at the following email address: _________________.